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                                                                    EXHIBIT 23.8


                        [RYDER SCOTT COMPANY LETTERHEAD]



                        CONSENT OF INDEPENDENT PETROLEUM
                            ENGINEERS AND GEOLOGISTS



     We hereby consent to the incorporation by reference of our Firm's name in the Annual Report on Form 10-K of Ocean Energy, Inc. and subsidiaries for the year ended December 31, 1998, into the Company's Registration Statement on Form S-3 to which this consent is an exhibit. We further consent to the reference to our firm under the heading "Experts" in the Registration Statement.

                                                  /s/ RYDER SCOTT COMPANY
                                                      PETROLEUM ENGINEERS


                                                  RYDER SCOTT COMPANY
                                                  PETROLEUM ENGINEERS

Houston, Texas
May 27, 1999